UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (760) 444-5297

Date of fiscal year end: December 31, 2019

Date of reporting period: January 1, 2019 – December 31, 2019

Item 1. Reports to Shareholders.

December 31, 2019

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Sprott Focus Trust’s (“the Fund”) semi-annual and annual financial reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on www.sprottfocustrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at 1.800.426.5523.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at 1.800.426.5523. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of December 31, 2019 (%)

FUND	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	32.67	9.26	7.67	7.76	6.98	9.72	9.49	11/1/96	[1]

INDEX
Russell 3000[2]	31.02	14.57	11.24	13.42	9.03	6.39	8.91
[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2019 Annual Report to Stockholders  |  1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

We are pleased to report that Sprott Focus Trust (FUND) enjoyed a strong performance year in 2019 by virtually every measure. The Fund’s total return based on net asset value (NAV) was 32.67%, and market price appreciation with dividends reinvested was 36.17%. This compares to a 31.02% for our mandatory benchmark, the Russell 3000 Index. (While regulations require us to compare our performance to a broadly accepted index, our preferred goal is to evaluate return after fees, taxes and inflation.) 2019 represented our best year since the market recovery of 2009 (up 53.95%) and the bear market recovery of 2003 (up 54.33%), and ranks as our third best year overall. Given the state of the market as we began 2019, we are not surprised by the ensuing recovery but certainly did not expect the pace of change last year.

The chief catalyst behind Sprott Focus Trust’s notable results, and that of most equity strategies, was the dramatic reversal in the Federal Reserve’s policies. We began 2019 with the Federal Reserve (“Fed”) committed to interest rate increases (with expectations of more) and its balance sheet in contraction via quantitative tightening (QT). The Fed then reversed course in June by initiating the first of three rate cuts during the remainder of the year, with the Fed’s balance sheet now in expansion, via quantitative easing (QE). Some will recall a “small technical issue” in September when the “repo” market (overnight lending market) went haywire, causing overnight lending rates to jump to near double digits. What was then characterized as a short-term oversight by the Federal Reserve resulted in more than $400 billion of short-term bond purchases by the Fed in the ensuing months. While not officially called QE, clearly what the Fed encountered was not short-term, minor, or a seasonal technicality. What we believe happened is that we have reached a point when our record U.S. debt levels must be refinanced and our trillion-dollar deficits require additional debt issuance, just at a time when foreign interest in purchasing more of our debt has dried up. Because no buyers were willing to purchase the expanding Treasury issuance other than the Fed, this meant that the money-printing presses were up and running, printing roughly $100 billion per month in the fourth quarter of 2019.

In 2019, the dramatic reversal of interest rate policies and money supply catalyzed the stock market forward. P/E (price-to-earnings) multiples of the S&P 500 Index expanded from 14.52x to 17.67x (a 22% jump) driving the bulk of equity performance, rather than strong earnings growth. Lower interest rates, benign inflation readings and the cooling of international trade disputes were all factors that drove equity markets to new highs despite flat-“ish” earnings when compared to 2018’s tax-cut fueled expansion. Based on the work we and others have done, it appears that there is an 80% correlation to the amount of new money in the global system and stock prices. It seems clear to us that there will be no appetite anywhere to raise rates or shrink central bank balance sheets in the future.

Two large trends, the shift from active to passive strategies in public equities and the migration of public to private vehicles for equity investment, continued in 2019. It is likely that more than half of all the money committed to publicly traded stocks is in index funds or exchange traded funds (ETFs). This continues to create some interesting unintentional consequences. The most prominent index funds are market-capitalization weighted, which causes a greater concentration of investment in the already largest companies. Currently, the top six stocks are approaching 20% of the entire market cap of the S&P 500 Index. This concentration was only exceeded in early 2000 (about 21%) according to Carter Worth of Cornerstone Macro. This is hardly the diversification one expects when investing in a 500 stock portfolio, and it did not end well the last time it occurred. The popularity of private equity, now at roughly $5 trillion, is also creating some interesting side effects. While it is certainly a positive for public equities that $1.5 of this $5 trillion has yet to be invested, there are some growing questions about what the previously invested portion is worth. Private equity investments are priced privately, often, at the level of the most recent investment. Who is to say that is a valid valuation, especially when it may involve unprofitable unicorns? What fun it would be to price our portfolio in such a manner.

In 2019, we discovered, in several examples, that the public markets view toward valuing large unicorns was far more conservative than the private accounting. There were several initial public offering (IPO) flops and in one high profile instance, WeWork, a $50 billion IPO expectation turned into a massive private bailout to prevent bankruptcy. Certainly, the fees are far more robust in the private world but one has to wonder with so much money now chasing a once niche market, what the ultimate investor returns will be.

A final development in 2019 we would like to mention was the rise in the popularity in all things ESG (environmental, social and governance). With so much of global investment now passively invested, we find ourselves needing new regulators to guide corporate investment and behavior. Guidance that historically came from shareholders, the ultimate business owners, must now be provided by new bureaucrats. We have outsourced our stock selection to a team at Standard & Poor’s. We have outsourced the decision making in voting our proxies for the companies we own and now, we are preparing to outsource the conduct of all elements of running a business to policymakers remote from daily operations. It would seem

2 | 2019 Annual Report to Stockholders

MANAGER’S DISCUSSION

that capitalism is being profoundly challenged with the rise of “passive aggressive” investing.

Activity

Throughout 2019, trading activity in Sprott Focus Trust was consistent with historical averages, with portfolio turnover at 30%. Surprisingly, after a pick-up in 2018, we had no merger and acquisition (M&A) activity in our portfolio last year. Given our focus on high-quality businesses and our discipline of buying based on compelling valuations, we would have expected a few visits to our portfolio from private equity investors. There was some activity in the mining sector but those deals were either announced in 2018 (Barrick Gold-Randgold), or consummated in 2020 (Detour Gold-Kirkland Lake) and known before our purchase of the holding.

During the year, we added three new positions (one of consequence) and divested three holdings. The one addition worth highlighting was Biogen Inc., which we purchased in March after its shares declined sharply due to poor trial results for an Alzheimer’s drug it was testing. We discussed the rationale for this purchase in our semi-annual letter. We were delighted in the fourth quarter when Biogen reported strong results from its existing portfolio of neurological drugs and a second trial for its Alzheimer’s treatment put it back on track for a potential FDA approval. A favorable court ruling affirming Biogen’s patents on an important existing product helped drive the company up to our number one holding in 2020. While its stock can be volatile, Biogen is a great company and in our judgment offers wonderful risk-reward potential. Our two other additions were in the mining sector. Detour Gold has recently become Kirkland Lake as a result of an acquisition; it is part of our much diversified collection of precious metals miners which collectively aggregate to 15% of our portfolio. Gemfields Limited, a miner of rubies and emeralds and the owner of the Fabergé brand name, is a fascinating collection of assets, trading at one half of its break-up value, but it will never likely exceed 1% of its portfolio due to geology risks.

We eliminated three positions in 2020, all in the first half of the year and detailed in our semi-annual report. While MKS Instruments and Williams-Sonoma were both winners for the portfolio, I don’t think we need to belabor my disappointing value trap for the ages, GameStop.

Our top-five winning holdings in 2019 were Cirrus Logic, Lam Research, Western Digital, Apple and Gentex. It is interesting to note that four of our five best performers are technology companies and three were on last year’s list of biggest losers. In the fourth quarter of 2018, news of the escalating U.S.-China trade war was a big value creator and we took full advantage of the opportunities in companies perceived to be most “at risk.” Cirrus Logic, Lam Research and Western Digital are all long-time holdings in which we have high conviction in their management and business models. Clearly 2018’s pain became 2019’s gain. Apple began the year on a weak note and then enjoyed a re-rating by the market as 2019 progressed. As investors began to focus on Apple’s rapidly growing and higher margin service businesses, the tech-giant’s shares advanced through the year, rising 88.97% for the 12 months. Apple’s share buybacks, increased dividends and leading weighting in the indices all contributed to a wonderful year for its shareholders. For the first time since we have owned Apple (2011), we feel that it is fully valued. Finally, despite trade wars and an overall sluggish auto industry in 2019, Gentex proved its resiliency and the market recognized this best-in-class auto parts supplier. Gentex continued to repurchase its shares and advance its dividend while appreciating 46.30% in 2019.

At this writing, all five of our largest contributors in 2019 have been reduced to less prominent weightings in the Fund’s portfolio, reflective of their more robust valuations. We will eagerly await an opportunity to reinvest in any or all of these fantastic businesses.

Top Contributions to Performance

Year-to-date through 12/31/2019 (%)1

Cirrus Logic, Inc.	4.47
Lam Research Corporation	3.71
Western Digital Corporation	2.99
Apple Inc.	2.35
Gentex Corporation	1.80
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 12/31/2019 (%)1

Pason Systems Inc.	-1.30
GameStop Corp.	-0.98
Fresnillo plc	-0.51
Franklin Resources, Inc.	-0.36
PolarityTE, Inc.	-0.26
[1]	Net of dividends

Figure 1

The largest sinners in our portfolio last year were Pason Systems, GameStop, Fresnillo plc, Franklin Resources and PolarityTE. I predict that this will be the last time you will read about GameStop or PolarityTE in our reports. Both were mistakes, the former a long-term value trap, the latter a small quickly recognized error. We continued to add to our position in Pason, an important technology provider to the energy drilling industry that boasts a pristine balance sheet, industry-leading margins, dominant market share and a current dividend yield north of 5%. The same can be said for our continued commitment to Franklin Resources. Franklin, like many of its active asset management peers, continues to suffer from investor outflows. However, Franklin trades at less than four times (4x) its depressed operating income when one nets out the $7 billion of free cash on its balance sheet. Significant family ownership, a robust buyback program and a 4% plus dividend yield, not counting the occasional special dividend, keep us hopeful that better times are ahead, and to surmise that perhaps this company should be private. We continue to hold Fresnillo in our basket of precious metals miners.

In summary, during 2019 our losses were minor and combined, did not cost us more than our second best winner achieved. Our biggest losses were incurred in what we view as some of our best opportunities looking forward.

2019 Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

Last year’s performance was dominated by our large initial weighting in Information Technology which contributed 13.86%, Materials 6.13%, Consumer Discretionary 3.92% and Financials 3.20%. The only negative sector contribution came from Energy, down 0.94%. As you will see, when we get to a discussion of our current positioning, we were buyers of Energy and sellers of Information Technology, especially in the fourth quarter. Our contrarian approach will always dictate that we’ll try and sell high and buy low, but we always run the risk of being too early. Thus far in 2020, we seem to be premature in our rotation.

Top 10 Positions

(% of Net Assets)

Western Digital Corporation	4.9
Helmerich & Payne, Inc	4.4
Biogen Inc.	4.4
Kennedy-Wilson Holdings, Inc.	4.3
Westlake Chemical Corporation	4.2
Berkshire Hathaway Inc.	4.1
Pason Systems Inc.	4.0
Franklin Resources Inc.	3.9
Reliance Steel & Aluminum Co.	3.3
Cirrus Logic, Inc.	3.2

Portfolio Sector Breakdown

(% of Net Assets)

Materials	24.3
Financials	16.0
Energy	12.5
Information Technology	12.4
Real Estate	7.5
Consumer Discretionary	6.7
Cash & Cash Equivalents	6.3
Health Care	6.0
Consumer Staples	4.5
Industrials	3.8

Figure 2

Positioning

The Fund started 2020 with 43 equity investments and 6.3% cash. Finding new investments has become more challenging and our cash position has expanded since the start of the year. Given the current market structure and its potential for rapid drawdowns, we think it is prudent to allow cash to build at this stage. Materials (24.3% of the portfolio) remains our largest sector which includes a collection of precious metals miners, a steel distributor and a chemical company. Beyond our activities in Sprott Focus Trust, Sprott Inc. has established itself as a global leader in the precious metals industry and this is a sector which has enormous potential given last year’s reawakening of gold prices, and the resultant fundamental improvements in this unloved and under-owned sector. Mergers and acquisitions (M&A) are frequent given the historic valuation discrepancies between the largest companies and their smaller competitors. Precious metals supplies are constrained and managements are disciplined after nearly 10 years of difficult conditions. Finally, this sector has earnings growth momentum, something which most other sectors currently lack.

Materials (24.3%), Financials (16.0%), Energy (12.5%) and Information Technology (12.4%) were our most prominent sector investments at the end of the year. Our financial services holdings, as outlined in prior reports, are comprised of a collection of asset managers, our favorite business. Information Technology, as mentioned, has become our main source of funds and Energy is of greater focus. Difficult commodity pricing and a new and rapidly spreading focus on ESG have created an improved risk-reward set up in the Energy sector. While the energy industry is increasingly viewed as the next tobacco industry (i.e., unpopular but highly profitable), we are focused on some important fundamentals. Low-cost natural gas development is likely the best pathway to transitioning to the green energy sources of the future. It is not likely that any other industry is investing in green energy faster than the major oil companies.

And finally, most are unaware of how environmentally impactful the current favored clean technologies are. Mining for lithium and cobalt for making electric vehicle batteries is not clean by anyone’s standards, even at today’s modest production rates. Solar panels need silver. In short, beneath the populist dreams there are many practical constraints that most will find surprising. In the meantime, the need to generate electricity to power our technology advancements will continue to grow. We can’t continue to add services to our smartphones without powering the rapidly expanding cloud infrastructure and we can’t fix our bridges and roads without steel produced from metallurgical coal.

The current list of our top 10 positions at the end of 2019 contains six of the same companies as last year with some movement in the weightings. Gentex, Lam Research, Apple and Thor Industries, are all still in the Fund’s portfolio at reduced levels due to their success. New to the list are Biogen, as discussed, Westlake Chemical, Berkshire Hathaway and Reliance Steel & Aluminum. Westlake and Berkshire have lived at the top of our portfolio for much of our Fund’s history and Reliance Steel & Aluminum is an old favorite.

4 | 2019 Annual Report to Stockholders

MANAGER’S DISCUSSION

Portfolio Diagnostics

Fund Net Assets	$235 million
Number of Holdings	43
2019 Annual Turnover Rate	30%
Net Asset Value	$8.30
Market Price	$7.36
Average Market Capitalization[1]	$4.32 billion
Weighted Average P/E Ratio[2,3]	18.8x
Weighted Average P/B Ratio[2]	1.9x
Weighted Average Yield	2.27%
Weighted Average ROIC	15.97%
Weighted Average Leverage Ratio	2.19
Holdings ≥75% of Total Investments	27
U.S. Investments (% of Net Assets)	72
Non-U.S. Investments (% of Net Assets)	28

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

In our portfolio diagnostic chart, we attempt to give investors a composite look at our weighted average holdings. A comparison of this year’s portfolio to a year ago will show our weighted average market cap is $4.32 billion, an increase of about 26% from last year. Our investments in U.S. companies have increased to 72% from 70% at the expense of foreign holdings. Our portfolio appears more expensive based on its P/E (price-to-earnings) ratio, P/B (price-to-book value) and dividend yield, which is now 2.27% down from 2.99% last year. The price to book comparison is 1.9x versus 1.8x which is not significant. Our weighted average P/E comparison is 18.8x versus 12.2x at the end of 2018, but this is a trailing number and may mislead about the future prospects. Finally, our quality metrics of ROIC (return on invested capital) and leverage weakened from 19.58% to 15.97% and 1.86 to 2.19, respectively. This occurred because ROIC is another trailing calculation and the leverage ratio is showing the effects of large scale buybacks. Nevertheless, the overall statistical quality of Sprott Focus Trust’s portfolio is very compelling when compared to any benchmark of U.S. equities. Strong balance sheets and high returns on capital at sensible prices continue to be our investment goal, and we are very positive about our current portfolio.

Outlook

As we begin a new year, we wish we could claim to have 20/20 vision. There are as many factors to make us optimistic as there are to scare us. We are in a U.S. presidential election year when our country must decide between a “Commander in Tweet” who has produced many achievements in support of our capitalist economy, and a collection of Democrats proposing policies that would certainly require higher taxes. Taxes are the single largest expense for corporations and investors and so any perceived increases would be market unfriendly. Conversely, with 90% of market activity now driven by algorithmic trading and ETFs, and much more based on liquidity fundamentals, we are one random tweet away from a very sharp correction.

As mentioned earlier, every central bank in the world is providing liquidity and seems prepared to do more. If possible, rates are more likely to go down nominally and new economic concepts like MMT (Modern Monetary Theory = money printing) and fixed interest rates (as done after World War II) may be tested. Here in the U.S., we may have reached a tipping point in terms of funding our debt and deficits. Foreign central banks have ceased or dramatically reduced their purchase of U.S. Treasuries just as our deficit spending accelerates. The last time this occurred was in the 1960s, which caused President Nixon to close the Gold Window. When we do see a return of inflation, it will likely be higher than most would forecast. In real terms (adjusted for inflation), the markets peaked in the mid-to-late 1960s and did not exceed their inflation-adjusted highs until the mid-1990s. The point is that stocks can continue to do well in nominal terms while currencies are debased to solve for the over commitments that have been made.

We don’t believe that the U.S. will experience negative interest rates because when one factors in the cost of hedging currency, our own rates are on par with the $17 trillion-plus negative yielding bonds globally. Our base case is that the combination of ample liquidity, modest global growth and an abundance of dry powder in the private equity world will produce supportive conditions for equities in 2020. We are prepared for any opportunities that can quickly arrive with our growing cash balance. Finally, we at Sprott will continue to accumulate shares of the Fund both through distribution re-investment and open market purchases. The closed-end structure of the Fund allows us to capitalize on opportunities while others run for liquidity. We are optimistic, therefore, that the discount-to-NAV will go away in the not too distant future.

I want to take this opportunity to welcome Matt Haynes, CFA, who became an official member of the Sprott Focus Trust team at the beginning of the year. Matt is a seasoned value investor with many years of experience at Dean Witter (now Morgan Stanley), Mutual Beacon (Franklin Resources), Lazard Freres & Co., and then at his firm, 1949 Investment Partners. As you may recall, I have relied on Matt for research assistance and sanity checks since the summer of 2015. Matt has been running a sizeable personal portfolio for my family for almost five years and will now assist me in managing Sprott Focus Trust. In addition to sharing many value principles with me, Matt adds a great deal more expertise in foreign investing and in some important sectors where I have less experience. I am excited to have a

2019 Annual Report to Stockholders | 5

MANAGER’S DISCUSSION

partner in Matt and happy to have the backup and continuity he will provide. As always, many thanks for your support and we look forward to hearing from you.

Sincerely,

W. Whitney George

February 15, 2020

The views expressed above reflect those of Mr. George only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Sprott Asset Management USA, Inc. or any other person in the Sprott organization. Any such views are subject to change at any time based upon market or other conditions and Sprott disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Sprott Focus Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Sprott Focus Trust.

6 | 2019 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE: FUND NAV: XFUNX

Average Annual Total Return (%) Through 12/31/2019

	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION (11/1/1996)[1]
FUND (NAV)	32.67	9.26	7.67	7.76	6.98	9.72	9.49

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 12/31/2019

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 60% of all 10-year periods, 58% of all 5-year periods, 50% of all 3-year periods and 51% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/1996)1

Cumulative Performance of Investment2

Description	1 MO	QTD	YTD	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	6.53	10.96	36.17	36.17	34.49	45.81	111.73	127.41	613.78	773.47
Sprott Focus Trust (MKT Price)	4.84	9.20	27.34	27.34	6.05	1.24	16.27	(29.70)	55.97	68.23

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2019	32.7
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2019 to date.

2019 Annual Report to Stockholders | 7

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
12/31/2019		$7,044		6,208

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

8 | 2019 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2019 Annual Report to Stockholders | 9

Sprott Focus Trust	December 31, 2019

Schedule of Investments
Common Stocks – 93.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 6.7%
AUTO COMPONENTS – 1.8%
Gentex Corp.	150,000	$4,347,000

AUTOMOBILES – 2.4%
Thor Industries, Inc.[1]	75,000	5,571,750

SPECIALTY RETAIL – 2.5%
Buckle, Inc. (The)[1]	220,000	5,948,800
Total (Cost $10,037,320)		15,867,550

CONSUMER STAPLES – 4.5%
FOOD PRODUCTS – 4.5%
Cal-Maine Foods, Inc.	100,000	4,275,000
Industrias Bachoco SAB de CV	70,000	3,640,000
Sanderson Farms, Inc.	15,000	2,643,300

		10,558,300
Total (Cost $6,822,238)		10,558,300

ENERGY – 12.5%
ENERGY EQUIPMENT & SERVICES – 9.3%
Helmerich & Payne, Inc.	230,000	10,448,900
Pason Systems, Inc.	940,000	9,490,123
Smart Sand, Inc.[1,2]	800,000	2,016,000

		21,955,023

OIL, GAS & CONSUMABLE FUELS – 3.2%
Birchcliff Energy Ltd.	800,000	1,595,626
Exxon Mobil Corp.	85,000	5,931,300

		7,526,926
Total (Cost $35,431,597)		29,481,949

FINANCIALS – 16.0%
CAPITAL MARKETS – 11.9%
Artisan Partners Asset Management, Inc.	210,000	6,787,200
Ashmore Group plc[1]	520,000	3,567,942
Federated Investors, Inc.	140,000	4,562,600
Franklin Resources, Inc.	350,000	9,093,000
Value Partners Group Ltd.	6,500,000	4,003,953

		28,014,695

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Berkshire Hathaway, Inc.[2]	43,000	9,739,500
Total (Cost $34,344,688)		37,754,195

HEALTH CARE – 6.0%
BIOTECHNOLOGY – 6.0%
Amgen, Inc.	15,000	3,616,050
Biogen, Inc.[2]	35,000	10,385,550

		14,001,600
Total (Cost $10,833,342)		14,001,600

INDUSTRIALS – 3.8%
CONSTRUCTION & ENGINEERING – 2.1%
Arcosa, Inc.	110,000	4,900,500

MARINE – 1.7%
Clarkson plc	100,000	4,006,914
Total (Cost $6,202,460)		8,907,414

Schedule of Investments

	SHARES	VALUE

INFORMATION TECHNOLOGY – 12.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.4%
Cirrus Logic, Inc.[2]	90,000	$7,416,900
Lam Research Corp.	18,000	5,263,200

		12,680,100

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 7.0%
Apple, Inc.	17,000	4,992,050
Western Digital Corp.	180,000	11,424,600

		16,416,650
Total (Cost $13,109,846)		29,096,750

MATERIALS – 24.3%
CHEMICALS – 4.2%
Westlake Chemical Corp.	140,000	9,821,000

METALS & MINING – 20.1%
Agnico Eagle Mines Ltd.[1]	65,000	4,004,650
Barrick Gold Corp.	265,000	4,926,350
Centamin plc	1,500,000	2,523,363
Detour Gold Corp.[2]	100,000	1,936,006
Fresnillo plc	420,000	3,561,637
Gemfields Group Ltd.[1,2]	13,372,575	1,718,594
Hochschild Mining plc	1,000,000	2,424,018
MAG Silver Corp.[1,2]	285,000	3,374,400
Major Drilling Group International, Inc.[2]	800,000	3,493,127
Pan American Silver Corp.[1]	215,000	5,093,350
Pretium Resources, Inc.[1,2]	240,000	2,671,200
Reliance Steel & Aluminum Co.	65,000	7,784,400
Seabridge Gold, Inc.[1,2]	260,000	3,593,200
Stelco Holdings, Inc.[1]	30,000	252,050

		47,356,345
Total (Cost $44,641,160)		57,177,345

REAL ESTATE – 7.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 7.5%
FRP Holdings, Inc.[2]	75,000	3,735,750
Kennedy-Wilson Holdings, Inc.	450,000	10,035,000
Marcus & Millichap, Inc.[2]	105,000	3,911,250

		17,682,000
Total (Cost $11,204,013)		17,682,000

TOTAL COMMON STOCKS
(Cost $172,626,664)		220,527,103

10 | 2019 Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

	SHARES	VALUE

REPURCHASE AGREEMENT – 6.3%
Fixed Income Clearing Corporation, 0.12% dated 12/31/19, due 01/02/19, maturity value $14,855,099 (collateralized by obligations of a U.S. Treasury Note, 2.000% due 05/31/24, valued at $15,153,423)		$14,855,000
Total (Cost $14,855,000)		14,855,000

SECURITIES LENDING COLLATERAL – 5.8%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	13,514,926	13,514,926
Total (Cost $13,514,926)		13,514,926

TOTAL INVESTMENTS – 105.8%
(Cost $200,996,590)		248,897,029

LIABILITIES LESS CASH AND OTHER ASSETS – (5.8)%		(13,574,587)

NET ASSETS – 100.0%		$235,322,442
[1]

Security (or a portion of the security) is on loan. As of December 31, 2019, the market value of securities loaned was $29,762,194. The loaned securities were secured with cash collateral of $13,514,926 and non-cash collateral with a value of $17,307,172. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 11

Sprott Focus Trust	December 31, 2019

Statement of Assets and Liabilities

ASSETS:
Investments at value	$234,042,029
Repurchase agreements (at cost and value)	14,855,000
Foreign currencies at value	206,438
Cash	445
Receivable for dividends and interest	320,955
Receivable for securities lending income	7,628
Prepaid expenses	2,720
Total Assets	249,435,215
LIABILITIES:
Obligation to return securities lending collateral	13,514,926
Payable for investments purchased	192,708
Payable for investment advisory fee	193,615
Audit fees	39,963
Legal fees	36,707
Trustee fees	32,971
Administration fees	10,309
Accrued expenses	91,574
Total Liabilities	14,112,773
Net Assets	$235,322,442
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 28,344,526 shares outstanding (150,000,000 shares authorized)	$186,014,009
Distributable Earnings	49,308,433
Net Assets (net asset value per share $8.30)	$235,322,442
Investments (excluding repurchase agreements) at identified cost	$186,141,590
Foreign Currencies at Cost	$206,523
Non-cash collateral for securities on loan	$17,307,172

12 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2019

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends	$5,536,724
Foreign withholding tax	(125,244)
Interest	30,769
Securities lending	173,514
Total Income	5,615,763
EXPENSES:
Investment advisory fees	2,095,242
Stockholders reports	10,795
Custody and transfer agent fees	62,018
Directors’ fees	25,968
Audit fees	32,818
Legal Fees	29,112
Administrative and office facilities	22,326
Other expenses	52,912
Total expenses	2,331,191
Net expenses	2,331,191
Net Investment Income (loss)	3,284,572
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	11,808,164
Foreign currency transactions	(5,973)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	43,123,453
Other assets and liabilities denominated in foreign currency	(1,738)
Net realized and unrealized gain (loss) on investments and foreign currency	54,923,906
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$58,208,478

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 13

Sprott Focus Trust	December 31, 2019

Statement of Changes

	YEAR ENDED DEC. 31, 2019	YEAR ENDED DEC. 31, 2018

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,284,572	$4,354,265
Net realized gain (loss) on investments and foreign currency	11,802,191	8,484,634
Net change in unrealized appreciation (depreciation) on investments and foreign currency	43,121,715	(51,974,572)
Net increase (decrease) in net assets from investment operations	58,208,478	(39,135,673)
DISTRIBUTIONS:
Total Distributions	(12,800,963)	(17,912,915)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	8,166,065	10,805,468
Total capital stock transactions	8,166,065	10,805,468
Net increase (decrease) in Net Assets	53,573,580	(46,243,120)
NET ASSETS
Beginning of period	181,748,862	227,991,982
End of period	$235,322,442	$181,748,862

14 | 2019 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2019

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEAR ENDED DEC. 31, 2019	YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015
Net Asset Value, Beginning of Period	$6.69	$8.93	$8.07	$6.87	$8.26
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.12	0.17	0.09	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.99	(1.67)	1.33	1.50	(1.02)
Total investment operations	2.11	(1.50)	1.42	1.64	(0.91)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.07)	(0.24)	(0.09)	(0.10)	(0.10)
Net realized gain on investments and foreign currency	(0.39)	(0.45)	(0.43)	(0.30)	(0.34)
Total distributions to Common Stockholders	(0.46)	(0.69)	(0.52)	(0.40)	(0.44)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Total capital stock transactions	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Net Asset Value, End of Period	$8.30	$6.69	$8.93	$8.07	$6.87
Market Value, End of Period	$7.36	$5.78	$7.92	$6.94	$5.80
TOTAL RETURN:[2]
Net Asset Value	32.67%	(17.01)%	18.46%	24.83%	(11.12)%
Market Value	36.17%	(19.15)%	22.17%	27.16%	(14.74)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.11%	0.24%	0.26%	0.28%	0.26%
Net expenses	1.11%	1.20%	1.20%	1.20%	1.19%
Expenses prior to balance credits	1.11%	1.24%	1.26%	1.28%	1.26%
Net investment income (loss)	1.57%	2.00%	1.11%	1.82%	1.41%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$235,322	$181,749	$227,992	$197,306	$162,117
Portfolio Turnover Rate	30%	31%	29%	35%	34%

[1]	Calculated using average shares outstanding during the period.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies” and Accounting Standards Update 2013-08.

At December 31, 2019, officers, employees of Sprott, Fund directors, and other affiliates owned 38% of the Fund.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

16 | 2019 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Level 3 –

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of December 31, 2019 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$220,527,103	$—	$—	$220,527,103
Cash Equivalents	—	14,855,000	—	14,855,000
Securities Lending Collateral	13,514,926	—	—	13,514,926
Total	$234,042,029	$14,855,000	$—	$248,897,029

On December 31, 2019, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. There were no transfers between levels for investments held at the end of the period.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost of total investments for Federal income tax purposes was $201,195,688. At December 31, 2019, net unrealized appreciation for all securities was $47,701,341, consisting of aggregate gross unrealized appreciation of $57,686,542 and aggregate gross unrealized depreciation of $(9,985,201).

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will

2019 Annual Report to Stockholders | 17

Sprott Focus Trust

Notes to Financial Statements (continued)

result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 1,190,322 and 1,635,434 shares of Common Stock as reinvestments of distributions for the years ended December 31, 2019 and the year ended December 31, 2018, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $2,095,242 to Sprott for the year ended December 31, 2019. Sprott did not reimburse any of the Fund’s operating expenses for the year ended December 31, 2019.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the year ended December 31, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $59,395,565 and $71,580,145, respectively.

DISTRIBUTIONS TO STOCKHOLDERS:

The tax character of distributions paid to common stockholders during 2019 and 2018 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2019	2018
Ordinary Income	$2,059,306	$6,271,764
Long-term capital gain	10,741,657	11,641,151
	$12,800,963	$17,912,915

As of December 31, 2019, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation)	$47,697,684
Post October loss*	0
Undistributed ordinary income	1,610,749
$49,308,433
*

Under current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2019, the Fund did not have any post October capital or currency losses.

18 | 2019 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to attributable primarily to deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share to the Fund. For the year ended December 31, 2019 there was a permanent difference of $1 requiring a reclassification between total distributable earnings/ (losses) and paid-in capital.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2016-2019) and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of December 31, 2019, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Prime Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Prime Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of December 31, 2019, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$29,762,194	$13,514,926	$17,307,172	$30,822,098

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$29,762,194	—	($29,762,194)	—
(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (http://www.sec.gov).

2019 Annual Report to Stockholders | 19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Sprott Focus Trust, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Focus Trust Inc., (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2020

20 | 2019 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 61  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2021  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser and President of Sprott Inc. since January 2018; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.

Michael W. Clark, Director

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2022  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 56  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2020  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Director

Age: 49  |  Number of Funds Overseen: 1  |  Tenure: Director since 2017; Term expires 2020  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).

James R. Pierce, Jr., Director

Age: 61  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2021  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Thomas W. Ulrich, President, Secretary, Chief Compliance Officer

Age: 56  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

Varinder Bhathal, Treasurer

Age: 48  |  Tenure: since 2017  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past 5 Years: Controller and Director, Finance of Sprott Inc. (June 2007 to Dec 2015); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Chief Financial Officer of Sprott Asset Management LP (since Dec 2018).

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as President of Sprott, Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s sub-adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2340.

2019 Annual Report to Stockholders | 21

Board and Stockholder Approvals of Investment Advisory and Subadvisory Agreements

Board Approval of Investment Advisory and Subadvisory Agreements for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 7, 2019, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided and profits realized by the Advisers; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s, the Fund’s portfolio manager, long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 7, 2019 meeting, the Board and the Independent Directors determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company, including the cash infusion into the company after the proposed sale of one of its business units. The Board noted and took into account a recent sale of a non-U.S. business unit by the parent company of the Advisers, including certain proposed personnel changes.

Investment Performance

The Board noted that the Fund had a down year in 2018, as the Fund was down 19.15%, as compared to its benchmark, the Russell 3000 Index, which was down 5.24%. The Board was also provided with information about peer funds, which as a group were down -16.31%. While 2018 was a down year for the Fund and the broader market in general, the Board considered that the fact that the Fund had performed well over a longer period. It found that the Fund’s three-year average annual return was 7.89%, comparing more

22 | 2019 Annual Report to Stockholders

Board and Stockholder Approvals of Investment Advisory and Subadvisory Agreements (continued)

favorably to the Russell 3000 return of 8.97% and outperforming its peer group average of 7.44%.

The Board also noted the disciplined and long-term investment approach of Sprott USA and its portfolio manager, which has worked to the Fund’s advantage in other market conditions.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Fund’s 1.00% advisory fee was the same as two of the four peer closed-end funds and its net expense ratio of 1.20% was higher than two peer funds and lower than the other peer funds. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. It also noted that each of the peer funds had greater assets in the Fund, including certain peer funds with significantly greater assets.

Profitability

With respect to profitability, the Board found the Advisers’ profits earned by managing the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the

Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

2019 Annual Report to Stockholders | 23

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at December 31, 2019, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2019 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

24 | 2019 Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The Fund’s Form N-Q and Form N-PORT are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

2019 Annual Report to Stockholders | 25

www.sprott.com

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2) Michael W. Clark is designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert. Mr. Clark is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2019 – $30,000

Year ended December 31, 2018 – $30,000

(b)	Audit-Related Fees:

Year ended December 31, 2019 – $0

Year ended December 31, 2018 – $0

(c)	Tax Fees:

Year ended December 31, 2019 – $7,200 – Preparation of tax returns

Year ended December 31, 2018 – $7,200 – Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2019 – $0

Year ended December 31, 2018 – $0

(e)(1) The Registrant has adopted policies and procedures requiring the pre-approval by the Audit Committee of audit and non-audit services provided to the Registrant by the Registrant’s independent registered public accounting firm, and the pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that such services are directly related to the operations or financial reporting of the Registrant.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2019 – $7,200

Year ended December 31, 2018 – $7,200

(h)	No such services were rendered during 2019 or 2018.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Barbara C. Keady, Peyton T. Muldoon and James R. Pierce, Jr. are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management LP, the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally speaking, the Adviser will vote in favor of the following proxy proposals:

(i) electing and fixing number of directors

(ii) appointing auditors

(iii) ratifying director actions

(iv) approving private placements exceeding a 25% threshold

(v) changing a registered address

(vi) authorizing directors to fix remuneration of auditors

(vii) approving private placements to insiders exceeding a 10% threshold

(viii) approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value.

The Adviser will generally vote against any proposal relating to stock option plans that:

(i) exceed 5% of the common shares issued and outstanding at the time of grant over a three year period (on a non-diluted basis);

(ii) provide that the maximum number of common shares issuable pursuant to such plan be a “rolling” maximum that exceed 5% of the outstanding common shares at the date of the grant of applicable options; or

(iii) reprices the stock option.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

The Adviser retains the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2019)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant	Since July 2002	Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser and President of Sprott Inc. since January 2018; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2019)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	0	$0	0	$0
Private pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	0

Conflicts of Interest

The Portfolio Manager has day-to-day management responsibility for more than one account. This may create actual, potential or apparent conflicts of interest, as the Portfolio Manager may not be able to devote the same amount of time and attention to each account, or may give preferential treatment of one account over others in terms of allocation of resources or investment opportunities. The Portfolio Manager is subject to the policies and procedures of Sprott Asset Management USA Inc., the sub-adviser to the Registrant (the “Sub-Adviser”), that are intended to address conflicts of interest relating to the management of multiple accounts, including accounts that have different fee arrangements, and the allocation of investment opportunities. The Sub-Adviser reviews investment decisions of its investment personnel, including the Portfolio Manager, for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also compared to determine whether there are any unexplained significant discrepancies. In addition, the Sub-Adviser’s procedures relating to the allocation of investment opportunities require that similar client accounts that are managed using the same investment strategy participate in investment opportunities generally based on available cash as a percentage of total assets under management in the account, subject to certain considerations and clients’ respective investment guidelines and restrictions. The Portfolio Manager’s compensation is generally not based on, or linked to, the specific performance of a particular client or the level of assets under management.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2019)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Sub-Adviser and its affiliates, leadership and other contributions to the Sub-Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2018)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned

Over $1,000,000

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

During Sprott Focus Trust (the “Fund”) most recent fiscal year ending December 31, 2019, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Securities Lending Activities Income and Fees for Fiscal Year 2019
Gross income from securities lending activities (including income from cash collateral reinvestment)	$312,393

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$43,418

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$—

Administrative fees not included in revenue split	—

Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$95,461

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$138,879

Net income from securities lending activities	$173,514

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: March 9, 2020		Date: March 9, 2020